UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 29, 2006
(Date of earliest event reported)

                      Banc of America Mortgage 2006-2 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Banc of America Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)

                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)

        New York                333-132249-05                Applied For
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(State or other              (Commission File No.               (IRS Employer
jurisdiction of               of issuing entity)              Identification No.
incorporation of                                              of issuing entity)
issuing entity)

214 North Tryon Street, Charlotte, North Carolina                   28255
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code  (704) 387-8239
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            201 North Tryon Street, Charlotte, North Carolina, 28255
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
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Attached as Exhibit 4.1 is the pooling and servicing agreement, dated June 29, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Mortgage Securities, Inc. (the "Company"), as depositor, Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the Banc of America Mortgage 2006-2 Trust, Mortgage Pass-Through Certificates, Series 2006-2 (the "Certificates"), issued on June 29, 2006, including (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class A-35, Class A-R, Class 30-IO, Class 30-PO, Class M, Class B-1, Class B-2 and Class B-3 Certificates (the "Public Certificates"), having an aggregate initial class certificate balance of $324,949,786.00 and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial class certificate balance of $1,633,265.00.

The Public Certificates were sold to Banc of America Securities LLC (the "Underwriter"), pursuant to an underwriting agreement, dated June 27, 2006 (the "Underwriting Agreement"), among the Company, Bank of America, National Association and the Underwriter. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

The Private Certificates were sold to Banc of America Securities LLC on June 29, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association.

The mortgage loans underlying the Certificates were purchased by the Company from Bank of America, National Association pursuant to a mortgage loan purchase agreement, dated June 29, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Bank of America, National Association. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

Wells Fargo Bank, N.A., as trustee, on behalf of the Banc of America Mortgage 2006-2 Trust, entered into three separate yield maintenance agreements with Bank of America, National Association, as counterparty, for the benefit of the holders of the Class A-1, Class A-2 and Class A-3 Certificates, respectively. Copies of the Class A-1 Yield Maintenance Agreement, the Class A-2 Yield Maintenance Agreement and the Class A-3 Yield Maintenance Agreement are attached as Exhibits 10.1, 10.2 and 10.3, respectively.

ITEM 9.01     Financial Statements and Exhibits
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(c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
                                       -----------

      (1.1) Underwriting Agreement, dated June 27, 2006, among the Company, Bank of America, National Association and the Underwriter.

      (4.1) Pooling and Servicing Agreement, dated June 29, 2006, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.

      (4.2) Mortgage Loan Purchase Agreement, dated June 29, 2006, between Banc of America Mortgage Securities, Inc. and Bank of America, National Association.

      (10.1) Class A-1 Yield Maintenance Agreement, dated June 6, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Mortgage 2006-2 Trust, and Bank of America, National Association, as counterparty.

      (10.2) Class A-2 Yield Maintenance Agreement, dated June 1, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Mortgage 2006-2 Trust, and Bank of America, National Association, as counterparty.

      (10.3) Class A-3 Yield Maintenance Agreement, dated June 2, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Mortgage 2006-2 Trust, and Bank of America, National Association, as counterparty.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA MORTGAGE SECURITIES,
                                          INC.

June 29, 2006

                                       By: /s/ Judy Lowman
                                          --------------------------------------
                                          Name:  Judy Lowman
                                          Title: Senior Vice President

                              INDEX TO EXHIBITS
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Exhibit No.                              Description
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  (1.1) Underwriting Agreement, dated June 27, 2006, among the Company, Bank of America, National Association and the Underwriter.

  (4.1) Pooling and Servicing Agreement, dated June 29, 2006, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.

  (4.2) Mortgage Loan Purchase Agreement, dated June 29, 2006, between Banc of America Mortgage Securities, Inc. and Bank of America, National Association.

  (10.1) Class A-1 Yield Maintenance Agreement, dated June 6, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Mortgage 2006-2 Trust, and Bank of America, National Association, as counterparty.

  (10.2) Class A-2 Yield Maintenance Agreement, dated June 1, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Mortgage 2006-2 Trust, and Bank of America, National Association, as counterparty.

  (10.3) Class A-3 Yield Maintenance Agreement, dated June 2, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Mortgage 2006-2 Trust, and Bank of America, National Association, as counterparty.